                                                                Exhibit 10.9

                            THE CERPLEX GROUP, INC.
                        RESTATED 1993 STOCK OPTION PLAN
                   (RESTATED AND AMENDED AS OF JULY 16, 1996)


                                  ARTICLE ONE

                               GENERAL PROVISIONS


      I.         PURPOSES OF THE PLAN

                 A. The Restated 1993 Stock Option Plan (the "Plan") is intended to promote the interests of The Cerplex Group, Inc., a Delaware corporation (the "Corporation"), by providing eligible individuals with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

     II.         STRUCTURE OF THE PLAN

                 A. The Plan shall be divided into two separate equity programs:

                                a.         the Discretionary Option Grant
         Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

                                b. the Automatic Option Grant Program under which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

                 B. The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

    III.         DEFINITIONS

                 For purposes of the Plan, the following definitions shall be in effect:

                 BOARD:  the Corporation's Board of Directors.

                 CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:





                                       1.
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                        a.        any person or related group of persons (other
         than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

                        b. there is a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                 CODE:  the Internal Revenue Code of 1986, as amended.

                 COMMITTEE: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan.

                 COMMON STOCK:  shares of the Corporation's common stock.

                 CORPORATE TRANSACTION: either of the following stockholder-approved transactions to which the Corporation is a party:

                        a. a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from those who held those securities immediately prior to such transaction, or

                        b. the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

                 EFFECTIVE DATE: the first date on which the shares of the Corporation's Common Stock were registered under Section 12(g) of the Exchange Act.





                                       2.
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                 ELIGIBLE DIRECTOR:  a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

                 EMPLOYEE: an individual who is in the employ of the Corporation or any Parent or Subsidiary, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

                 EXCHANGE ACT: the Securities Exchange Act of 1934, as amended from time to time.

                 FAIR MARKET VALUE: the fair market value per share of Common Stock determined in accordance with the following provisions:

                    a. If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

                    b. If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                 HOSTILE TAKE-OVER: a change in ownership of the Corporation effected through the following transaction:

                    a. any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's





                                       3.
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         stockholders which the Board does not recommend such stockholders to accept, and

                    b. more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the Exchange Act.

                 INCENTIVE OPTION: a stock option which satisfies the requirements of Code Section 422.

                 NON-STATUTORY OPTION: a stock option not intended to meet the requirements of Code Section 422.

                 OPTIONEE: any person to whom an option is granted under the Plan.

                 PARENT: any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                 PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

                 SERVICE: the provision of services to the Corporation (or any Parent or Subsidiary) by an individual in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option agreement.

                 SUBSIDIARY: each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                 TAKE-OVER PRICE: the greater of (a) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an incentive stock option under the Federal tax laws, the Take-Over Price shall not exceed the clause (a) price per share.





                                       4.
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                 10% STOCKHOLDER: the owner of stock (as determined under Code
Section 424(d)) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation.

     IV.         ADMINISTRATION OF THE PLAN

                 A. The Discretionary Option Grant Program shall be administered by the Committee. No Board member shall be eligible to serve on the Committee if such individual has, within the twelve (12)-month period immediately preceding the date of his or her appointment to the Committee, received an option grant or stock issuance under this Plan or any other stock plan of the Corporation (or any parent or subsidiary corporation) other than pursuant to the Automatic Grant Program under Article IV. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

                 B. The Committee shall have full power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations and interpretations concerning the Discretionary Option Grant Program and any outstanding option as it may deem necessary or advisable. The Committee shall have the authority to make option grants under the Discretionary Option Grant Program to any and all eligible individuals. The Committee shall have complete discretion to determine the number of shares to be covered by each such option, the time or times at which such option is to become exercisable and the maximum term for which the option is to remain outstanding. Decisions of the Committee shall be final and binding on all parties with an interest in any outstanding option under the Discretionary Option Grant Program.

                 C. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and the Committee shall exercise no discretionary functions with respect to option grants made thereunder.

      V.         ELIGIBILITY FOR OPTION GRANTS

                 A. The persons eligible to participate in the Discretionary Option Grant Program shall be limited to the following:

                               (i) officers and other Employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

                              (ii) non-employee members of the Board, other than those who are serving on the Committee; and





                                       5.
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                             (iii)         those consultants or independent
         contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

                 B. The individuals eligible to participate in the Automatic Option Grant Program shall be (i) those individuals who are first elected or appointed as non-employee Board members on or after the 1995 Annual Stockholders Meeting, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who are reelected to serve as non-employee Board members after one or more Annual Stockholders Meetings beginning with the 1995 Annual Meeting. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but such individual shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her reelection as a non-employee Board member at one or more Annual Stockholders Meetings.

     VI.         STOCK SUBJECT TO THE PLAN

                 A. Shares of the Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The aggregate number of shares available for issuance under the Plan from and after the Effective Date shall not exceed 2,000,000 shares of Common Stock, subject to adjustment from time to time in accordance with the provisions of this Section VI. The maximum number of shares of Common Stock for which any one participant on the Plan may be granted stock options or separately exercisable stock appreciation rights in any calendar year shall not exceed 500,000 shares.

                 B. Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of
Section IV of Article Two of the Plan), the shares subject to the portion of the option not so exercised shall be available for subsequent option grant under the Plan. Shares subject to any option or portion thereof surrendered or cancelled in accordance with Section V of Article Two and all shares issued under the Plan, whether or not repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall not be available for subsequent option grant under the Plan. Should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan, then the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the option holder.





                                       6.
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                 C.       In the event any change is made to the Common Stock
issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of shares issuable under the Plan, (ii) the maximum number and/or class of shares for which any one participant may be granted stock options or separately exercisable stock appreciation rights, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per Eligible Director under the Automatic Option Grant Program and (iv) the number and/or class of shares and price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Committee shall be final, binding and conclusive.





                                       7.
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                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


        I.       TERMS AND CONDITIONS OF OPTIONS

                 Options granted pursuant to this Article Two shall be authorized by action of the Committee and may, at the Committee's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees may only be granted Non-Statutory Options. Each option granted shall be evidenced by one or more instruments in the form approved by the Committee. Each such instrument shall, however, comply with the terms and conditions specified below, and each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

                 A.       Option Price.

                          1.      The option price per share shall be fixed by
the Committee. In no event, however, shall the option price per share of an Incentive Option be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the date of the option grant, and in no event shall the option price per share of a Non-Statutory Option be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the date of the option grant.

                          2.      The option price shall become immediately due
upon exercise of the option and, subject to the provisions of Section VI of this Article Two and the instrument evidencing the grant, shall be payable in one of the following alternative forms:

                          -       cash or check made payable to the
         Corporation's order;

                          - shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below); or

                          - through a broker-dealer sale and remittance procedure pursuant to which the optionee shall provide irrevocable written instructions (I) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation in connection with such purchase and (II) to the Corporation





                                       8.
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         to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                          For purposes of this Section I.A.2, the Exercise Date
shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is used in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

                 B.       Term and Exercise of Options.

                          Each option granted under this Article Two shall be
exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Committee and set forth in the instrument evidencing the option grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date. During the lifetime of the optionee, the option shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution following the optionee's death.

                 C.       Termination of Service.

                          1.      Except to the extent otherwise provided
pursuant to Section I.C.3 below, the following provisions shall govern the exercise period applicable to any options held by the optionee at the time of cessation of Service or death.

                        - Should the optionee cease to remain in Service for any reason other than death or Permanent Disability, then the period during which each outstanding option held by such optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

                        - Should such Service terminate by reason of Permanent Disability, then the period during which each outstanding option held by the optionee is to remain exercisable shall be limited to the twelve (12)-month period following the date of such cessation of Service.

                        - Should the optionee die while holding one or more outstanding options, then the period during which each such option is to remain exercisable shall be limited to the twelve
         (12)-month period following the date of the optionee's death. During such limited period, the option may be exercised by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution.





                                       9.
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                        -         Under no circumstances, however, shall any
         such option be exercisable after the specified expiration date of the option term.

                        - During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the optionee's cessation of Service, terminate and cease to be outstanding with respect to any option shares for which the option is not at that time exercisable or in which the optionee is not otherwise at that time vested.

                          2.      The Committee shall have discretion,
exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the optionee under this Article Two to be exercised, during the limited period of exercisability provided under Section I.C.1 above, not only with respect to the number of shares for which each such option is exercisable at the time of the optionee's cessation of Service but also with respect to one or more subsequent installments of purchasable shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

                          3.      The Committee shall have discretion to extend
the period of time for which any option granted under this Article Two is to remain exercisable following the optionee's cessation of Service or death from the limited period in effect under Section I.C.1 of this Article Two to such greater period of time as the Committee shall deem appropriate; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.

                 D.       Stockholder Rights.

                          An optionee shall have no stockholder rights with
respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

                 E. Repurchase Rights. The shares of Common Stock acquired upon the exercise of any option granted under this Plan may be subject to repurchase by the Corporation in accordance with the following provisions:

                          a. The Committee shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Plan. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the





                                      10.
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         option price paid per share.  The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the instrument evidencing such repurchase right.

                          b.      All of the Corporation's outstanding
         repurchase rights under this Plan shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Committee at the time the repurchase right is issued.

                          c.      The Committee shall have discretion,
         exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Plan and thereby accelerate the vesting of such shares in whole or in part at any time.

         II.     INCENTIVE OPTIONS

                 The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to such terms and conditions.

                 A. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted.

                 B. 10% Stockholder. If any individual to whom an Incentive Option is granted is a 10% Stockholder, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years measured from the grant date.





                                      11.
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                 Except as modified by the preceding provisions of this Section
II, the provisions of the Plan shall apply to all Incentive Options granted hereunder.

     III.        CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. In the event of a Corporate Transaction, the exercisability of each option outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof or (ii) the acceleration of such option is subject to other limitations imposed by the Committee at the time of grant. The determination of comparability under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

                 B. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

                 C. The Committee shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced in the Corporate Transaction, or alternatively to provide for the subsequent acceleration of any outstanding options under this Article Two which do not otherwise accelerate at the time of the Corporate Transaction, should the Optionee's Service terminate within a designated period following the effective date of such Corporate Transaction. The Committee shall also have the authority to provide for the immediate termination of any of the Corporation's outstanding repurchase rights under this Article Two which do not otherwise terminate at the time of the Corporate Transaction, upon the subsequent termination of the Optionee's Service within a designated period following the effective date of such Corporate Transaction.

                 D. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided





                                      12.

the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

                 D. The Committee shall have the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the immediate termination of the Corporation's outstanding repurchase rights under this Article Two) upon the occurrence of the Change in Control. The Committee shall also have full power and authority to condition any such option acceleration (and the termination of outstanding repurchase rights) upon the subsequent termination of the optionee's Service within a specified period following the Change in Control. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

                 E. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

                 F. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                 G. The exercisability as incentive stock options under the Federal tax laws of any options accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section II.

       IV.       CANCELLATION AND REGRANT OF OPTIONS

                 The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under this Article Two and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an option price per share not less than (i) Fair Market Value of the Common Stock on the new grant date in the case of an Incentive Option (ii) eighty-five percent (85%) of such Fair Market Value in the case of a Non-Statutory Option, or (iii) one hundred ten percent (110%) of such Fair Market Value in the case of an Incentive Option granted to a 10% Stockholder.

       V.        STOCK APPRECIATION RIGHTS

                 A. Provided and only if the Committee determines in its discretion to implement the stock appreciation right provisions of this Section V, one or more optionees may be granted the right, exercisable upon such terms and conditions as the Committee may establish, to surrender all or part of an unexercised option under this Article Two in





                                      13.

exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares.

                 B. No surrender of an option shall be effective hereunder unless it is approved by the Committee. If the surrender is so approved, then the distribution to which the optionee shall accordingly become entitled under this Section V may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Committee shall in its sole discretion deem appropriate.

                 C. If the surrender of an option is rejected by the Committee, then the optionee shall retain whatever rights the optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of
(i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

                 D. One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may be granted limited stock appreciation rights in tandem with their outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over, each outstanding option with such a limited stock appreciation right in effect for at least six (6) months shall automatically be cancelled and the optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the cancelled option (whether or not the option is otherwise at the time exercisable for such shares) over (ii) the aggregate option price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. Neither the approval of the Committee nor the consent of the Board shall be required in connection with such option cancellation and cash distribution.

                 E.       No stock appreciation right granted under this
Section V shall be assignable or transferable by the optionee and shall be exercisable only by the optionee. The shares of Common Stock subject to any option surrendered or cancelled for an appreciation distribution pursuant to this Section V shall NOT be available for subsequent option grant under the Plan.

       VI.       LOANS OR INSTALLMENT PAYMENTS

                 The Committee may assist any optionee (including any officer) in the exercise of one or more outstanding options under this Article Two, including the satisfaction of any





                                      14.

Federal and State income and employment tax obligations arising therefrom, by
(a) authorizing the extension of a loan to such optionee from the Corporation or (b) permitting the optionee to pay the option price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) will be established by the Committee in its sole discretion. Loans and installment payments may be granted with or without security or collateral, but the maximum credit available to the optionee shall not exceed the sum of
(i) the aggregate option price (less par value) of the purchased shares plus
(ii) any federal and state income and employment tax liability incurred by the optionee in connection with the exercise of the option.





                                      15.

                                 ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM
                         ------------------------------

       I.        OPTION TERMS

                 A. GRANT DATES. Option grants shall be made on the dates specified below:

                          1.      Each Eligible Director who is first elected
or appointed as a non-employee Board member on or after the 1995 Annual Stockholders Meeting shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 20,000 shares of Common Stock.

                          2.      On the date of each Annual Stockholders
Meeting, beginning with the 1995 Annual Meeting, each individual who is reelected to serve as an Eligible Director after such meeting, shall automatically be granted a Non-Statutory Option to purchase 10,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. There shall be no limit on the number of such 10,000-share option grants any one Eligible Director may receive over his or her period of Board service.

                 B.       EXERCISE PRICE.

                          1.      The exercise price per share shall be equal
to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                          2.      The exercise price shall be payable in one or
more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must accompany the written notice of exercise delivered to the Corporation.

                 C.       OPTION TERM.  Each option shall have a term of ten
(10) years measured from the option grant date.

                 D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each grant shall vest, and the Corporation's repurchase right shall lapse, in a series of forty-eight





                                      16.

(48) equal and successive monthly installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) month of Board service measured from the option grant date.

                 E. EFFECT OF TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                          (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                          (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                          (iii)   In no event shall the option remain
         exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Board service.

     II.         CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                 A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                 B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the





                                      17.

Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

                 C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board shall be required in connection with such option surrender and cash distribution.

                 D. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     III.        AMENDMENT OF THE AUTOMATIC OPTION GRANT PROGRAM

                 The provisions of this Automatic Option Grant Program, together with the option grants outstanding thereunder, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.

     IV.         REMAINING TERMS

                 The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.





                                      18.

                                  ARTICLE FOUR

                                 MISCELLANEOUS


     I.          AMENDMENT OF THE PLAN

                 The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, (i) no such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan and (ii) any amendment made to the Automatic Option Grant Program (or any options outstanding thereunder) shall be in compliance with the limitations of that program. In addition, the Board shall not, without the approval of the Corporation's stockholders, (i) materially increase the maximum number of shares issuable under the Plan, except for permissible adjustments under Section VI.C of Article One, (ii) materially modify the eligibility requirements for the grant of options under the Plan or (iii) otherwise materially increase the benefits accruing to participants under the Plan.

     II.         TAX WITHHOLDING

                 A. The Corporation's obligation to deliver shares or cash upon the exercise of stock options or stock appreciation rights granted under the Discretionary Option Grant Program shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements.

                 B. The Committee may, in its discretion and upon such terms and conditions as it may deem appropriate (including the applicable safe-harbor provisions of Rule 16b-3 of the Exchange Act) provide any or all holders of outstanding option grants under Article Two with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such options, a portion of such shares with an aggregate Fair Market Value equal to the designated percentage (any multiple of 5% specified by the optionee) of the Federal, State and local income and employment taxes ("Taxes") incurred in connection with the acquisition of such shares. In lieu of such direct withholding, one or more optionees may also be granted the right to deliver shares of Common Stock to the Corporation in satisfaction of such Taxes. The withheld or delivered shares shall be valued at the Fair Market Value on the applicable determination date for such Taxes.





                                      19.

     III.        EFFECTIVE DATE AND TERM OF PLAN

                 1. The Plan was adopted as an amendment and restatement of the 1993 Stock Option Plan originally adopted as of December 17, 1993 and
became effective on   the Effective Date.

                 A. On January 13, 1995, the Board adopted an amendment to the Plan to increase the number of shares issuable thereunder by 500,000 shares to 1,000,000 shares and to implement the Automatic Option Grant Program, subject to stockholder approval at the 1995 Annual Stockholders Meeting. The Company's stockholders approved such amendment at the 1995 Annual Meeting of Stockholders held on May 18, 1995.

                 B. On October 2, 1995, the Board adopted an amendment to the Plan to increase the total number of shares of Common Stock for which any one individual may be granted stock options or separately exercisable stock appreciation rights in any calendar year from 300,000 to 500,000. In addition, on December 4, 1995 the Board adopted an amendment to the Plan to increase the number of shares issuable thereunder by 500,000 shares to 1,500,000 shares and on July 16, 1996 the Board adopted an additional amendment to further increase the number of shares issuable thereunder by an additional 500,000 shares to 2,000,000 shares. No options granted on the basis of such 1,000,000-share increase or the 200,000-share increase shall become exercisable in whole or in part unless and until such stockholder approval is obtained. If such stockholder approval is not obtained, then any unexercised options granted on the basis of such increases shall terminate and cease to be outstanding.

                 C. The provisions of each restatement of, and amendment to, the Plan shall apply only to options granted under the Plan from and after the effective date of such restatement or amendment. All options issued and outstanding under the Plan immediately prior to the adoption of each restatement or amendment shall continue to be governed by the terms and conditions of the Plan (and the instrument evidencing each such option) as in effect on the date each such option was previously granted, and nothing in a subsequent restatement or amendment shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to the acquisition of shares of Common Stock thereunder.

                 D. The Plan shall terminate upon the earliest of (i) the expiration of the ten (10) year period measured from the date the Plan was originally adopted by the Board, (ii) the date on which all shares available for issuance under the Plan have been issued pursuant to the exercise of outstanding options and stock appreciation rights, or (iii) the termination of all outstanding options in connection with a Corporate Transaction. If the date of termination is determined under clause (i) above, then no options outstanding on such date shall be affected by the termination of the Plan, and such securities shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such options.





                                      20.

                 E. Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided each option granted is not to become exercisable, in whole or in part, at any time prior to stockholder approval of an amendment authorizing a sufficient increase in the number of shares issuable under the Plan.

     IV.         USE OF PROCEEDS

                 Any cash proceeds received by the Corporation from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

     V.          REGULATORY APPROVALS

                 A. The implementation of the Plan, the granting of any option hereunder, and the issuance of stock upon the exercise or surrender of any such option shall be subject to the procurement by the Corporation of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the stock issued pursuant to it.

                 B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of a Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which stock of the same class is then listed.

     VI.         NO EMPLOYMENT/SERVICE RIGHTS

                 Neither the action of the Corporation in establishing the Plan, nor any action taken by the Committee hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

     VII.        MISCELLANEOUS PROVISIONS

                 A. Except as otherwise expressly authorized under the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any optionee.





                                      21.

                 B. The provisions of the Plan governing the vesting and exercise of options and shares issued under the Plan shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

                 C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.





                                      22.